UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2009

SOLAR ENERGY INITIATIVES, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-148155	20-5241121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

818 A1A North, Suite 201, Ponte Vedra Beach, Florida 32082
 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (904) 644-6090

Copies to:
Stephen M. Fleming, Esq.
Law Offices of Stephen M. Fleming PLLC
110 Wall Street, 11th Floor
New York, NY  10005
Phone: (516) 833-5034
Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of CertainOfficers; Compensatory Arrangements of CertainOfficers.

On July 20, 2009, the Board of Directors of Solar Energy Initiatives, Inc. (the “Company”) elected to remove the title of Chairman from Mr. Bradley Holt as the Bylaws of the Company do not provide for such position.  Mr. Holt will remain as a director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAR ENERGY INITIATIVES, INC.

Date: July 21, 2009	By:	/s/ David Fann
David Fann
Chief Executive Officer

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